EXHIBIT 10.30


Schedule of Supplements to Ingram Funding Master Trust Pooling and Servicing
				 Agreement


The documents described in this Schedule are materially identical to the Ingram Funding Master Trust Pooling and Servicing Agreement included as
Exhibit 10.29 to this Registration Statement, except as noted below:

Series 1993-2 Supplement, dated as of July 23, 1993, for 6.61% Asset-Backed Certificates, Series 1993-2, Class A and 6..61% Asset-Backed Certificates, Series 1993-2, Class B. Amortization Period Commencement Date is June 1, 2000; Series Termination Date is December 15, 2001.

Series 1994-1 Supplement, dated as of March 24, 1994, for 6.57% Asset-Backed Certificates, Series 1994-1, Class A and 6.57% Asset-Backed Certificates, Series 1994-1, Class B. Amortization Period Commencement Date is February 1, 1999; Series Termination Date is August 15, 2000.

Series 1994-2 Supplement, dated as of March 24, 1994, for 6.91% Asset-Backed Certificates, Series 1994-2, Class A and 6.91% Asset-Backed Certificates, Series 1994-2, Class B. Amortization Period Commencement Date is February 1, 2001; Series Termination Date is August 15, 2002.

Series 1994-3 Supplement, dated as of March 24, 1994, for 7.17% Asset-Backed Certificates, Series 1994-3, Class A and 7.17% Asset-Backed Certificates, Series 1994-3, Class B. Amortization Period Commencement Date is February 1, 2004; Series Termination Date is August 15, 2005.